                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 6, 2006

                    AFFINIA GROUP INTERMEDIATE HOLDINGS INC.
                               AFFINIA GROUP INC.

             (Exact name of Registrant as specified in its charter)

        DELAWARE                  333-128166-10                       34-2022081

        DELAWARE                   333-128166                         20-1483322

(State or other             (Commission File Number)               (IRS Employer
 jurisdiction of                                                  Identification
 incorporation)                                                          Number)

1101 TECHNOLOGY DRIVE, ANN ARBOR, MICHIGAN                                 48108

(Address of principal executive offices)                              (Zip Code)

                                 (734) 827-5400

              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

5.02(b). On January 6, 2006, Mr. Gerald F. Willinger informed Affinia Group
Intermediate Holdings Inc. and Affinia Group Inc. ( together, the "Company") and the Board of Directors of the Company that he was resigning from the Board of
Directors effective January 6, 2006. Mr. Willinger did not resign as the result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices. The Company's Board of Directors has no immediate plans to appoint a replacement for Mr. Willinger.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        AFFINIA GROUP INTERMEDIATE HOLDINGS INC.
                                        AFFINIA GROUP INC.

Date: January 11, 2006                  By:    /s/  Steven E. Keller
                                           -------------------------
                                        Name:  Steven E. Keller
                                        Title: General Counsel

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